                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.   20549

                                      FORM 8-K

                                   CURRENT REPORT

                          PURSUANT TO SECTION 13 or 15(d)

                       OF THE SECURITIES EXCHANGE ACT OF 1934





         Date of report (Date of earliest event reported):   JANUARY 15, 1998
                                                             ----------------

                                     U.S. BANCORP
                                     ------------
                (Exact name of registrant as specified in its charter)


         DELAWARE                     1-6880                    41-0255900
         --------                     ------                    ----------
(State or other jurisdiction       (Commission               (I.R.S Employer
     of Incorporation)             File Number)              Identification No.)


               601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA    55402
               --------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


         Registrant's telephone number, including area code:     612-973-1111
                                                                 ------------

                                    NOT APPLICABLE
                                    --------------
            (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

        On January 15, 1998, U.S. Bancorp (the "Company") released its fourth quarter and full year 1997 earnings summary to the public. The Company's press release, dated January 15, 1998, announcing such earnings summary is included as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c.)  Exhibits (filed herewith)

              Exhibit 99   Press release of U.S. Bancorp dated January 15,
              1998.



                                      SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        U.S. BANCORP

                                        By   /s/ David J. Parrin
                                             -------------------
                                             David J. Parrin
                                             Senior Vice President & Controller




DATE:  January 16, 1998
       ----------------